AS FILED WITH THE SECURITIES

AND EXCHANGE COMMISSION

ON 02/08/2010

FILE NOS: 811-09078

33-95102

SECURITIES AND EXCHANGE COMMISSION

----------------------------------

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X ]

Pre-Effective Amendment No.

[    ]

Post-Effective Amendment No.

[23]

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

[X ]

Amendment No.

[24]

(Check appropriate box or boxes.)

PENN STREET FUND, INC.

(Exact name of Registrant as Specified in Charter)

2240 RIDGEWOOD ROAD, SUITE 101

WYOMISSING, PA  19610

(Address of Principal Executive Office)

610-376-6970

(Registrant's Telephone Number, including Area Code:)

JAY R. KEMMERER

2240 RIDGEWOOD ROAD, SUITE 101

WYOMISSING, PA  19610

(Name and Address of Agent for Service)

Please send copy of communications to:

DAVID D. JONES, ESQ.

395 Sawdust Road, #2148

The Woodlands, TX  77381

Approximate Date of Proposed Public Offering:  As soon as practicable following effective date.

It is proposed that this filing will become effective (check appropriate box):

/   /

immediately upon filing pursuant to paragraph (b)

/  /

on (date) pursuant to paragraph (b)

/   /

60 days after filing pursuant to paragraph (a)(1)

/   /

on (date),pursuant to paragraph (a)(3)

/  /

75 days after filing pursuant to paragraph (a)(2)

/X/

on March 1, 2010 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.  A Rule 24f-2 Notice for the Trust’s fiscal year ended October 31, 2009 was filed on January 29, 2010.

The Berkshire Advisors Select Equity Portfolio

Prospectus

Class A Shares

Ticker Symbol:  PBKAX

Dated March 1, 2010

The Penn Street Fund, Inc.

2240 Ridgewood Road, Suite 101

Wyomissing, PA  19610

Before you invest, you may want to review the Funds' prospectus, which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at www.pennstreetfunds.com.  You can also get this information at no cost by calling 800-839-6587 (toll free) or by sending an e-mail request to jkemmerer@pennstreetfunds.com

Like all mutual funds, the U. S. Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Section 1 | Fund Summary

This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

Investment Objective

 ---

Fees and Expenses

 ---

Example

 ---

Portfolio Turnover

 ---

Principal Investment Strategies

 ---

Principal Risks

 ---

Management

 ---

Purchase and Sale of Fund Shares

 ---

Tax Information

 ---

Payments to Broker/Dealers & Other Financial Intermediaries

 ---

Section 2 | Additional Information About Investment Strategies and Related Risks

This section sets forth additional information about the Fund.

Investment Objective

 ---

Adviser's Investment Strategies and Investment Process

---

Principal Investment Risks

 ---

Non-Principal Strategies and Risks

 ---

Portfolio Holdings Disclosure

---

Section 3 | Who Manages Your Money

This section gives you a detailed discussion of our investment adviser and Investment Managers

The Investment Adviser

 ---

The Portfolio Manager

 ---

Section 4 | How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account

What Share Classes We Offer

 ---

How To Reduce Your Sales Charge

 ---

How To Buy Shares

 ---

How To Sell Shares

 ---

Section 5 | General Information

This section summarizes the Funds' distribution policies and other general Fund information

Dividends, Distributions and Taxes

 ---

Net Asset Value

 ---

Fair Value Pricing

 ---

Frequent Trading

 ---

Distribution and Service Plans

 ---

General Information

 ---

Customer Identification Policy

 ---

Section 6 | Financial Highlights

This section provides the Fund's financial performance for the past five years.

Section 7 | For More Information

This section tells you how to obtain additional information relating to the Fund.

Section 1 |  FUND SUMMARY

This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

INVESTMENT OBJECTIVE-  The Fund seeks to maximize total return.  Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $ 50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page __ of the prospectus and “Purchase, Redemption and Pricing of Shares” on page __ of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Redemption fees	None
Exchange fees	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Class R
Management Fee	1.00%
Distribution/Service (12b-1 Fees)	0.25%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	1.61%
Total Annual Fund Operating Expenses	2.86%
Fee Waiver and/or Expense Reimbursement	(0.86)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	2.00%

 (1)

Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$741	$1,143	$1,568	$2,749

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal investment environments, the Fund:

*

invests predominately in the common stocks of large (in excess of $3 billion) market capitalization U.S. domestic companies;

*

invests at least 80% of its total assets in common stocks;

*

Invests in selected stocks that are included in the Dow 30 Industrial Average Index; and

*

holds at least 80% of the total value of the common stocks owned by the Fund in a core position of between 30 and 60 companies.

The Fund's Adviser seeks to to purchase stocks of companies which exhibit some or all of the following criteria:

*

solid financial condition;

*

consistent earnings and/or dividend history;

*

company or industry group is temporarily out of favor;

*

undervalued or overlooked assets;

*

favorable insider ownership trends;

*

not widely owned or followed by institutional investors;

*

experienced or is likely to experience a triggering event that may cause an increase in value.

The Fund generally invests for the long term and will, under most conditions, stay at least 80% invested in common stocks. The Adviser sells a security when it reaches or exceeds its target holding price or no longer satisfies the Adviser's investment criteria.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.  The Fund's investment objective and principal investment strategies, including its policy to invest at least 80% of the Fund's total assets in common stocks, are not fundamental policies and may be changed by a vote of the Board of Directors. You will be notified in writing at least 60 days in advance of any such change.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

PRINCIPAL INVESTMENT RISKS

The Fund is subject to the following principal investment risks:

General Risks-  You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments vary from day-to-day.

Common Stock Investing Risk-  The stock markets in which the Fund invests may experience periods of turbulence and instability.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may decrease more than the stock markets in general.

Large Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk- Poor security selection by the Fund's Adviser may cause the Fund to under perform other mutual funds with similar investment objectives.

Non-Diversification Risk- The Fund is considered "non-diversified", meaning that it can invest a greater percentage of its assets in fewer securities as compared to a diversified fund. However, investing in fewer securities means that the Fund's performance can be negatively impacted by the poor performance of relatively few securities.

Temporary Defensive Position Risk-  Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market.  During such periods, the Fund will not be investing in accordance with, and may not achieve, its investment objective.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value”stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

THE FUND'S PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  More up-to-date returns are available on the Funds’ website at  www.pennstreetfunds.com and by calling toll-free 800-839-6587.  The bar chart does not reflect sales charges.  If these charges were reflected, the returns would be less than those shown.

Year-By-Year Annual Returns

(for calendar years ending on December 31)

						24.13%
20%			17.91%
15%
10%		11.31%		8.42%
5%	+7.44%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%					-41.68%
	2004	2005	2006	2007	2008	2009

During the periods shown, the highest return for a quarter was 18.26% (2nd quarter, 2009) and the lowest return was -23.50% (4th quarter, 2007).

Average Annual Total Returns

(for periods ending on December 31, 2009)

Average Annual Total Returns for the Fund's Class R Shares (for periods ending on December 31, 2009)	One Year	Five Years	Inception (04/02/2003)
Return Before Taxes	24.13%	0.59%	3.22%
After-Tax Return on Distributions	24.00%	-.32%	2.17%
Return After-Tax Return on Distributions and Sale of Fund Shares	15.68%	0.31%	2.43%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	25.93%	0.43%	5.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser- Berkshire Advisors, Inc.

Portfolio Manager-  Jay Kemmerer, President and CIO of Berkshire Advisors, has served as portfolio manager to the Fund since its inception in April, 2003.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.  The minimum initial purchase or exchange into the Fund is $2000 or $500 through monthly systematic investment plan accounts.  There is no minimum subsequent investment amount.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

This section sets forth additional information about the Fund.

Investment Objective-  The Berkshire Advisors Select Equity Portfolio (the “Fund”) seeks to maximize total return.  Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund.

Adviser's Investment Strategies and Investment Process

Under normal investment environments, the Fund:

*

invests predominately in the common stocks of large (in excess of $3 billion) market capitalization U.S. domestic companies;

*

invests at least 80% of its total assets in common stocks;

*

Invests in selected stocks that are included in the Dow 30 Industrial Average Index; and

*

holds at least 80% of the total value of the common stocks owned by the Fund in a core position of between 30 and 60 companies.

To choose the common stocks in which the Fund will invest, the Fund's Adviser seeks to identify companies which exhibit some or all of the following criteria:

*

solid financial condition;

*

consistent earnings and/or dividend history;

*

company or industry group is temporarily out of favor;

*

undervalued or overlooked assets;

*

favorable insider ownership trends;

*

not widely owned or followed by institutional investors;

*

experienced or is likely to experience a triggering event that may cause an increase in value.

Examples of a trigger for a possible increase in value include:

*

a change in corporate structure;

*

a change in a company's key management;

*

initiating or increasing an authorized buy-back of a company's own stock;

*

apparent corporate efforts to take advantage of business opportunities;

*

increased following by securities analysts and institutional investors;

*

beneficiary of a long term demographic or economic trend;

*

beneficiary of change in government policy or regulations.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.  The Fund's investment objective and principal investment strategies, including its policy to invest at least 80% of the Fund's total assets in common stocks, are not fundamental policies and may be changed by a vote of the Board of Directors. You will be notified in writing at least 60 days in advance of any such change.

Principal Investment Risks

General Risks-  As is the case with most investments, you could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. In addition to the general risks of investing in the Fund, the Fund is subject to the following specific risks:

Common Stock Investing Risk-  The Fund invests in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may decrease more than the stock markets in general.

Large Company Investing Risk- Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk- Poor security selection by the Fund's Adviser may cause the Fund to under perform other mutual funds with similar investment objectives.

Non-Diversification Risk- The Fund is considered "non-diversified", meaning that it can invest a greater percentage of its assets in fewer securities as compared to a diversified fund. However, investing in fewer securities means that the Fund's performance can be negatively impacted by the poor performance of relatively few securities.

“Value” Investing Risk- The Fund invests in companies that appear to be value-oriented companies. If the Adviser's perceptions of a company's inherent value are wrong, the securities purchased may not perform as expected, reducing the Fund's return. Further, "value" stocks, in general, may lose favor in the market and under perform other types of securities.

Non-Principal Strategies and Risks

The Fund generally invests for the long term and will, under most conditions, stay at least 80% invested in common stocks. However, under abnormal market or economic conditions, the Fund may adopt a temporary defensive investment position in the market. When the Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund's total net assets. During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Fund's performance may be negatively affected as a result.

Temporary Defensive Position Risk-  Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market.  During such periods, the Fund will not be investing in accordance with, and may not achieve, its investment objective.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of its securities holdings is available in the Fund's latest Statement of Additional Information (“SAI”), dated March 1, 2010.

Section 3 | WHO MANAGES YOUR MONEY

This section gives you a detailed discussion of our investment adviser and Investment Managers

The Investment Adviser

Berkshire Advisors, Inc. ("Berkshire” or the “Adviser"), 2240 Ridgewood Road, Wyomissing, Pennsylvania 19610, serves as Adviser to the Fund. Berkshire was formed in August 2002.  Berkshire is controlled by Jay R. Kemmerer.

For its services to the Fund, Berkshire receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of the Fund.  Berkshire has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00% for Class A shares. However, in the event Berkshire does undertake such waivers and/or reimbursements, Berkshire may recover such waived fees and/or reimbursed expenses, at Berkshire's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.  This commitment to waive fees is voluntary and can be terminated at any time.

A discussion of the considerations employed by the Board of Directors in their most current approval of Berkshire as Adviser to the Fund is available in the Funds’ semi-annual report dated April 30, 2009.

The Statement of Additional Information for the Fund (“SAI”), dated March 1, 2010, contains additional information about the compensation paid to the portfolio manager, other accounts and account types managed by the Adviser, and ownership of Fund shares.  The SAI is available upon request at no charge.  To receive an SAI you may request one by calling the Fund at (800) 839-6587.

The Portfolio Manager

Mr. Jay R. Kemmerer is Portfolio Manager of the Fund and the person primarily responsible for the day-to-day management of the Fund.  Mr. Kemmerer has served as President and CEO of Berkshire since the firm's inception. Mr. Kemmerer also serves as President of Kemmerer & Company Financial Services, a Pennsylvania based financial planning firm, since 1991. Mr. Kemmerer also serves as President and CEO of Berkshire Mortgage Corporation.  This company was established to provide a wide variety of mortgage programs to assist individual and business owners with home financing and debt consolidation.  Mr. Kemmerer has served as a licensed Registered Securities Principal, OSJ Manager and an Investment Advisor Representative of Commonwealth Financial Network.  Mr. Kemmerer is also a Registered Representative and OSJ Principal of PKS Investments, located in Albany, NY.

The SAI provides additional information about the Fund Manager's compensation, other accounts managed by the Fund Manager and the Fund Manager's ownership of Fund shares.

Section 4 | HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account

What Share Classes We Offer

The Fund offers only Class A shares. Prior to December 31, 2003, the Fund offered only No-Load Class shares.  Effective December 31, 2003, the Fund's Board of Directors approved the conversion of No-Load shares to Class A shares.  If you were an existing Fund shareholder on or before December 31, 2003, you may continue to purchase Class A shares of the Fund without the imposition of sales charges. This permanent exemption does not apply to new accounts opened after December 31, 2003 or to accounts of an otherwise exempt shareholder opened in another name.

Class A shares are offered at their POP, which is the NAV per share plus the applicable sales charge. The sales charge varies depending on how much you invest.  There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Re-Allowance
$ 0 to $ 49,999	5.50%	5,82%	5.00%
$ 50,000 to $ 99,999	4.75%	4.99%	4.25%
$ 100,000 to $ 249,999	3.75%	3.76%	3.25%
$ 250,000 to $ 499,999	2.75%	2,76%	2.25%
$ 500,000 to $ 999,999	2.00%	2.00%	1.75%
$ 1,000,000 and above	1.00%	1.00%	0.50%

How To Reduce Your Sales Charges

Exemptions From Sales Charges- The Fund will waive sales charges for purchases by fee-based registered investment advisors for their clients, broker/dealers with wrap fee accounts, registered investment advisors or brokers for their own accounts, employees and employee-related accounts of the Adviser, and for an organization's qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund, in the aggregate.  For purchasers that qualify for fee waiver, shares will be purchased at NAV.  Purchasers must inform the Fund's transfer agent at the time of the investment that they qualify for this sales charge waiver in order for it to be applied to their purchase.

Reduced Sales Charges-  You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased.  For example, if you already owned Class A shares in the Fund with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Fund.  Certain individuals (such as you, your spouse and minor children) and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges.

Letter of Intent-  You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter.  During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase.  Any shares you redeem during that period will count against your commitment.  If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you.  If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once.  Any escrowed shares not needed to satisfy that charge would be released to you.

To Qualify for a Sales Load Waiver or Reduction-  To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  Certain individuals (such as you, your spouse and your minor children) and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for the sales load reduction, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding shares held in accounts with that financial intermediary and other financial intermediaries.

How To Buy Shares

Opening and Adding To Your Account-  You can invest in the Fund by mail, wire transfer, and through participating financial services professionals.  After you have established your account, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling the Fund, toll free, at 1-866-207-5175.

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investment
Regular	$ 2,000	$ 100
IRA	$ 1,000	$ 100

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted.  A $25 fee will be charged against your account for any payment check returned to the Fund's transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.  If a check does not clear your bank, or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any resulting losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you invest through a brokerage firm or other financial institution, their policies and fees may be different than those described here.  Financial advisors, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares.  Consult your financial advisor if you have any questions about their policies and procedures.  If you purchase shares through a brokerage firm or other financial institution, it is responsible for transmitting your order in a timely manner.

Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Purchases through Financial Services Organizations-  You may purchase Fund shares through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this prospectus.  If your account will qualify for a sales load waiver or sales charge reduction, you or your financial organization must notify the Fund's transfer agent at the time of purchase of your eligibility for the reduction or exception.

Purchasing Shares By Mail-  To purchase shares by mail, simply complete the Account Application included with this prospectus, make a check payable to the Fund, and mail the form and check to:

The Penn Street Fund, Inc.

c/o Mutual Shareholder Services, LLC.

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Your purchase order, if accompanied by payment, will be processed upon receipt by the Fund's transfer agent.  If the transfer agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's POP calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer-  To make an initial purchase of shares by wire transfer, take the following steps:

1.    Call 1-866-207-5175 to inform us that a wire is being sent and to  obtain wiring instructions.

2.    Obtain an account number from the transfer agent.

3.    Fill out, fax (610-935-3775), then mail the Account Application to  the transfer agent; and

4.    Wire funds to the Fund, using the provided instructions.

Include your name(s), address, and taxpayer identification number or Social Security number on the wire.  The wire should state that you are opening a new account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the transfer agent before any of the shares purchased can be redeemed.  Either fill out and mail the Account Application form included with this prospectus, or call the transfer agent and they will send you an application.  You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan-  You may purchase shares of the Funds through an Automatic Investment Plan.  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.  You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the transfer agent at 1-866-207-5175.

Telephone Purchases-  In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call.  Your initial purchase of shares may not be made by telephone.  Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the  transfer agent receives payment through the ACH.  Call the transfer agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH.  Most transfers are completed within three business days of your call.  To preserve flexibility, the Fund may revise or eliminate the ability to purchase shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund and/or the transfer agent has failed to follow procedures reasonably designed to prevent losses.  However, if the Fund and/or the transfer agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information-  The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds.  Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union.  The Fund's custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the transfer agent before the end of its business day (which is usually 5:00 p.m. East Coast time).  The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days for the order.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.  Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How To Sell Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail-  Redemption requests should be mailed via U.S. mail or by overnight courier service to:

The Penn Street Fund, Inc.

c/o Mutual Shareholder Services, LLC.

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

1.    Your account number;

2.    The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.    The signatures of all account owners exactly as they are registered on the account;

4.    Any required signature guarantees; and

5.    Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees-  A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.    if you change the ownership on your account;

2.    when you want the redemption proceeds sent to a different address than is registered on the account;

3.    if the proceeds are to be made payable to someone other than the account's owner(s);

4.    any redemption transmitted by federal wire transfer to your bank; and

5.    if a change of address request has been received by the Fund or the transfer agent within 15 days prior to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Fund from fraud.  To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker/dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.)  Signature guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone-  You may redeem your shares by calling the transfer agent at 1-866-207-5175 if you elected to use telephone redemption on your Account Application when you initially purchased shares.  Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank.  You may not redeem by telephone if a change of address request has been received by the Fund or the transfer agent within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement.  If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail.  You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing.  In addition, interruptions in telephone service may mean that you will be unable to affect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire-  You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System.  The Fund's custodian may charge a fee (currently $10) for outgoing wires.

Redemption at the Option of the Fund-  If the value of the shares in your account falls to less than $2,000, the Fund may notify you that, unless your account is increased to an amount exceeding the minimum, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption.  You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action.  The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

Systematic Withdrawal Plan-  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Account Application enclosed in this prospectus, or is available by calling the transfer agent.  If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees").  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf.  The Application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-207-5175 or by writing to the transfer agent.

Section 5 | GENERAL INFORMATION

This section summarizes the Funds' distribution policies and other general Fund information

Dividends, Distributions and Taxes

Dividends and Distributions-  Dividends paid by the Fund are derived from its net investment income. Fund's net investment income is made up of dividends received from the securities it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it.  The Fund generally makes distributions of net realized capital gains (after any reductions for capital loss carry forwards) once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the transfer agent at the address shown above.

Tax Considerations-  The Fund intends to qualify as a regulated investment company under Sub-Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income.  Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.  A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Internal Revenue Code for taxable years beginning after December 31, 2008.

Distributions of "qualifying dividends" will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met.  In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or "qualified" foreign corporations ("qualifying dividends"), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates.  But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund.  For the lower rates to apply, non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund's ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital.  This is known as "buying into a dividend."

You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, based on the difference between your tax basis in the shares and the amount you receive for them.  Generally, you will recognize long-term capital gain or loss if you have held your shares for over twelve months at the time you sell or exchange them (to aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares).  Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale"rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund(s) may be required to withhold federal income tax at the rate of 28% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Net Asset Value

The Fund's shares are offered at the public offering price ("POP") for each share class. The public offering price is each share's next calculated net asset value ("NAV"), plus the applicable sales charge, if any. NAV per share is calculated by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares outstanding.  The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV and POP is computed on all days on which the New York Stock Exchange (the "NYSE") is open for business, at the close of regular trading hours on the exchange, currently 4:00 p.m. Eastern time.  In the event that the NYSE closes early, the share price will be determined as of the time of closing. The Fund may use the services of an independent pricing service to determine value on securities for which markets are readily available.

Fair Value Pricing

The Board has adopted policies and procedures that guide the Adviser in the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the investments in the Fund are in U. S. equity securities traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.  However, the Company may use fair value pricing more often on foreign securities held by the Fund.

When the Adviser uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Adviser believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of a NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Frequent Trading

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund by the Portfolio Manager, increase portfolio transaction costs, and have a negative effect on long term shareholders.  For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Funds investment objective.  Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Mutual funds that may invest in certain smaller capitalization companies may be at a greater risk for excessive trading.  Certain smaller capitalization companies may be, among other things, thinly traded, traded infrequently, or relatively illiquid.  There is the risk that the current market price for these securities may not accurately reflect current market values.  This is sometimes referred to as "price arbitrage".   A shareholder may seek to engage in short-term trading to take advantage of these pricing differences.  To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders.  Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of the Fund's shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques.  Under these policies and procedures, the Fund may limit additional exchanges or purchases of shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities.  The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of the Fund's shares.  For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder.  In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Fund will seek to block future purchases and exchanges of shares by that account.  Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.  These policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisors, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future.  Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.  As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed.  In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Distribution and Service Plans

The Fund's Board of Directors has adopted a distribution and shareholder servicing plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act, for the Class A shares of the Fund.  The Distribution Plan provides for fees to be deducted from the average net assets of the Class A shares of the Fund in order to compensate the Fund's Principal Underwriter and other eligible entities for expenses relating to the promotion and sale of Fund shares.  Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost  you more than paying other types of sales charges.

Under the Class A Plan, the Class A shares of compensate the Fund's Principal Underwriter and other eligible entities for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

General Information

The Fund will not issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Fund may describe general economic and market conditions affecting its performance and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance.  The Fund may also, from time to time, compare its performance to one or more appropriate indices.

According to the law of Maryland under which the Fund is organized, and the Fund’s Articles of Incorporation and by-laws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940.  Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the Act.   Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The Fund's Board has approved Codes of Ethics (the “Code”) for the Fund, Investment Adviser, and Principal Underwriter.   These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds.  The Board is responsible for overseeing the implementation of the Codes.  The Fund has filed copies of each Code with the Securities and Exchange Commission.  Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov).  Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinvest@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.  The Board has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Fund for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the transfer agent, subject to Board oversight and periodic independent audit.

Customer Identification Policy

Federal regulations require that the Fund obtain certain personal information about you when opening a new account. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Your full legal name;

2.    Date of birth (for individuals);

3.    Residential or business street address (although post office boxes are still permitted for mailing); and

4.    Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.  Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Fund has delegated its responsibilities for obtaining and verifying this identification information to its transfer agent.

Section 6 | Financial Highlights

This section provides the Fund's financial performance for the past five years.

The table below sets forth data for one share of capital stock outstanding throughout each period represented.

The Financial Highlights Table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations).  Certain information reflects financial results for a single Fund share.  The total returns in the table represent that rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented below has been audited by BBD, LLP, the Fund's Independent Registered Public Accounting Firm, whose report, along with Fund's financial statements, are included in the Fund's Annual Report to Shareholders and are incorporated by reference in the SAI, which is available free of charge upon request.

	Year Ended 10/31/09	Year Ended 10/31/08	Year Ended 10/31/07	Year Ended 10/31/06	Year Ended 10/31/05

Per Share Operating Performance:
Net Asset Value at Beginning of Year	$8.12	$14.84	$ 13.08	$ 11.37	$ 11.04

Income from Investment Operations:
Net Investment Gain/ (Loss) *	0.03	(0.01)	(0.03)	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investment	0.71	(5.58)	2.14	2.25	1.39
Total from Investment Operations	0.74	(5.59)	2.11	2.28	1.43

Less Distributions
Dividends from Realized Gains	0.00	(1.13)	(0.35)	(0.54)	(1.01)
Dividends from Net Investment Income	***0.00	0.00	0.00	(0.03)	(0.09)
Total Distributions	0.00	(1.13)	(0.35)	(0.57)	(1.10)

Net Asset Value at End of Year	$ 8.86	$ 8.12	$ 14.84	$ 13.08	$ 11.37

Total Return**	9.16%	(40.63)%	16.48%	20.70%	13.41%

Ratios/Supplemental Data:
Net Assets, End of Year (in 000's)	$ 3,187	$ 2,956	$ 4,405	$ 2,417	$ 1,547

Ratio of Expenses to Average Net Assets:
Before Reimbursement of Expenses by Adviser	2.86%	2.54%	3.54%	2.97%	3.64%
After Reimbursement of Expenses by Adviser	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of Net Investment Income (Loss) to Average Net Assets
Before Reimbursement of Expenses by Adviser	(0.45)%	(0.59)%	(1.72)%	(0.78)%	(1.28)%
After Reimbursement of Expenses by Adviser	(0.41)%	(0.06)%	(0.18)%	0.19%	0.36%

Portfolio Turnover	176%	138%	95%	114%	247%

**  Per share net investment income has been determined on the basis of average shares outstanding during the period.

**  Assumes reinvestment of dividends.

***  Distribution amount is less than $0.005 per share.

Section 7 | FOR MORE INFORMATION

This section tells you how to obtain additional information relating to the Fund.

Additional information about the Fund is available in the Company's Statement of Additional Information (the "SAI"), dated March 1, 2010. The SAI has been filed with the SEC and is incorporated by reference into (that is to say, made legally a part of) this prospectus.

Additional information about the Fund's investments is available in the Company's annual and semi-annual reports to shareholders. In the Company's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can obtain a free copy of the annual and semi-annual reports, the SAI, or other documents relating to the Fund, by contacting the Fund at:

The Penn Street Fund, Inc.

c/o Mutual Shareholder Services, LLC.

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Or call us toll free at:

1-866-207-5175

A copy of your requested document(s) will be sent to you, without charge, within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Fund is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

STATEMENT OF ADDITIONAL INFORMATION

for the

THE PENN STREET FUND, INC.

(the “Company”)

Offering the Berkshire Advisors Select Equity Portfolio

(the “Fund”)

This Statement of Additional Information (the "SAI") is not a prospectus, and should be read in conjunction with the prospectus for The Penn Street Fund, Inc. (the "Company"), as it may be supplemented or revised from time to time. The audited financial statements of the Company for its fiscal year ended October 31, 2009, are incorporated by reference into this SAI.  Retain this SAI for future reference.

The prospectus and annual report are available without charge from the transfer agent.  You may obtain a copy of the prospectus, free of charge, by writing to The Penn Street Fund, Inc., c/o Mutual Shareholder Services, LLC, 8000 Towne Centre Drive, Suite 400, Broadview, OH  44147, or by calling 1-866-207-5175. Your requested document(s) will be sent to you within three days of your request.

The date of this SAI, and the prospectus to which it relates, is March 1, 2010.

TABLE OF CONTENTS

GENERAL INFORMATION

INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL POLICIES

OPERATING POLICIES

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

MANAGEMENT OF THE FUND

CODE OF ETHICS

PROXY VOTING POLICIES

INVESTMENT MANAGEMENT SERVICES

PORTFOLIO MANAGERS

CAPITAL STOCK

SALE OF PORTFOLIO SHARES

DISTRIBUTOR AND DISTRIBUTION

TAX STATUS

PORTFOLIO TRANSACTIONS

CUSTODIAN

ADMINISTRATOR AND TRANSFER AGENT

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PERFORMANCE

   Average Annual Returns for the Periods Ended October 31, 2008

FINANCIAL STATEMENTS

APPENDIX 1

GENERAL INFORMATION

The Company is an open-end, management investment company that was organized as a corporation in the State of Maryland on July 6, 1995, but did not issue any shares until November 8, 1995. Until January 14, 1998, the name of the Company was S.I.S. Mercator Fund, Inc.

The Company is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Company currently issues shares in one series, the Berkshire Advisors Select Equity Portfolio (the “Fund”).  Each Fund in the Company represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is classified as "non-diversified" mutual fund under the 1940 Act.

The Company currently offers Class A shares, which impose a front-end sales charge.  Prior to December 31, 2003, the Company offered only No-load shares of the Fund. On December 31, 2003, the Company converted its existing No-load shares to Class A shares and permanently exempted existing Class A shareholder accounts from incurring sales charges on future purchases and exchanges of Class A shares of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Fund's investment objectives, strategies and risks.  The Fund's investment objective and the manner in which the Fund pursues its investment objective are generally discussed in the prospectus. This section provides additional information concerning the Fund's permissible investments and/or investment restrictions not otherwise discussed in the prospectus.

In addition to the primary investment securities in which the Fund invests as set forth in the prospectus, the Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the prospectus or this SAI:

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

Repurchase Agreements ("Repos"). In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund is not is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Short-Term Investments. The Fund will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses.  As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. To the extent that such purchases do not conflict with the Fund's principal investment objective(s), the Fund may invest in options on equity securities and securities indices, and options on futures contacts.  The primary risks associated with these investments are: (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security.  Further, over-the-counter options can be less liquid than exchange-traded options.  Accordingly, the Fund will treat over-the-counter options as illiquid securities.  Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions.  Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities.  The Fund may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Fund may only write (sell) "covered" options. The Fund will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Fund's net assets.

Futures Contracts and Related Options. To the extent that such purchases do not conflict with the Fund's principal investment objective(s), and to hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts.  Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets.  Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Adviser's opinion.  Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund.  For temporary defensive purposes, the Adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund's normal investment approach and invest up to 100% of the Fund's net assets in these instruments.

Registered Investment Companies. To the extent that such purchases do not conflict with the Fund's principal investment objective(s), the Fund may invest in securities of other investment companies up to any limits proscribed under the 1940 Act.  The Fund may invest in any type of investment company consistent with the Fund's investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the investment companies.

Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts ("REITs").  REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Although the Fund is not limited in the amount of these types of securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its total assets in real estate securities.

You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not readily be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  Under the supervision of the Board of Directors, the Fund's Adviser determines the liquidity of the Fund's investments.  Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws.  Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Currency Swaps. Currency swaps involve the negotiation by the Fund's Adviser with another party of a series of payments in specified currencies.  A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency.  Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  The net amount of, the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis.  The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into  the transaction.  If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. The Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund's sub-advisor anticipates purchasing at a later date.  The Fund's Adviser does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).  Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).  The exchange commitments can involve payments in the same currency or  in different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

The Fund's Adviser may enter into interest rate swaps, caps and floors either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.  The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily.  The Fund's Adviser will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.  The Company will monitor the creditworthiness of counterparties on  an ongoing basis.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

In addition the Fund may invest up to 15% of its total market value in inverse floaters (also known as residual interest bonds or "RIBS") to increase the Fund's duration and income.  An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed rate security.  Changes in the interest rate on the specific fixed rate security inversely affect the residual interest paid on the inverse floaters; as interest rates rise, the  inverse floater's interest rates decline. Their market value also can fall faster than securities similar to the specific fixed rate security.  When interest rates fall, inverse floaters provide interest payments that are higher than securities similar to the to the fixed rate security.  The market value of the inverse floater can also rise faster than securities similar to the fixed rate security. Therefore, owning inverse floaters creates a greater interest rate risk.  In an effort to mitigate this effect when utilizing inverse floaters, the Fund also purchases fixed rate bonds, which are less volatile in price.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Fund's Adviser incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of the Fund would be adversely affected by the use of these investment techniques.  Moreover, even if the Adviser is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged.  There is no limit on the amount of interest rate transactions that may be entered into by the Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.  If the other party to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Short Sales. A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale.  A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. The Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short.  In addition, the Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Certain special federal income tax considerations may apply to short sales entered into by the Fund.

Lending Portfolio Securities. For the purpose of realizing additional income, the Fund may make loans of securities amounting to not more than 33% of its total assets.  Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to- market" on a daily basis.  Collateral will consist of cash, U.S. Or foreign securities, letters of credit or cash equivalents.  While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower.  The Fund has a right to call a loan at any time.  The Fund will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote.  The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Loans will only be made after analysis of the pertinent facts by the Adviser when, in its judgment, the income from such loans would justify the risk.

Foreign Currency Transactions. The Fund may engage in forward foreign currency transactions to settle foreign securities transactions and/or  manage foreign currency risk.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged for trades.

The Fund will generally enter into forward foreign currency exchange contracts in two circumstances.  First, when the Fund enters into a contract  for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions.  The Fund will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or  received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer from, or enjoy, a  substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the sub-advisor's judgment, act as an effective proxy for the Fund's currency exposure.  The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.  The Adviser will consider the effect a substantial commitment of Fund assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities.  Other than as set forth above, and immediately below, the Fund also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.  The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Fund's securities or other assets denominated in that currency provided the excess amount is covered by  liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess.  Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

Portfolio Turnover. The Fund will generally purchase and sell securities without regard to the length of time the  security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For the Fund's latest three fiscal years ending on October 31 of each period, portfolio turnover rates were:

2009	2008	2007
176%	138%	95%

FUNDAMENTAL POLICIES

The "Fundamental Policies" of the Fund are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Fund or, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of at least 50% or of the shares are represented. As a matter of fundamental policy, the Fund will not:

(1)

borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market.  The Fund also may acquire futures contracts and options thereon as set forth in (2) below;

(2)

purchase or sell commodities or commodity contracts; except that the Fund may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

(3)

purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(4)

make loans, although the Fund may enter into repurchase agreements and lend its portfolio securities;

(5)

purchase or sell real estate, although it may purchase securities secured by real estate or representing interests therein;

(6)

issue senior securities; and

(7)

underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

OPERATING POLICIES

The following operating policies have been established by the Board of Directors. The Fund will not:

(1)

invest in companies for the purpose of exercising management or control;

(2)

purchase a security if, as a result of such purchase, more than 15% of the value of the Fund's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

(3)

purchase securities of any investment company, except in compliance with the Investment Company Act of 1940 or an applicable exemption thereto; or

(4)

sell securities short.

Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors reviews these policies and procedures on an annual basis.  Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer.  In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure").  The Board has also delegated authority to the Company's investment adviser, Berkshire Advisors, Inc. (the “Adviser”), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Adviser.  The Adviser reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters, and on Form N-Q for the first and third fiscal quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Company transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company on behalf of the Fund, including, for example, the administrator, custodian and the fund accountants, and which require portfolio holdings information in order to perform those service, may receive non-standard disclosure.  Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so.  The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

(1)

to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

(2)

to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

(3)

to rating agencies on a monthly basis for use in developing a rating for the Funds; and

(4)

to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company.  The Board of Directors has authorized the President of the Company and senior management at the Adviser to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders.  There  may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's master investment advisor, sub-advisor, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment advisor or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of  such information, pre-clear securities trades and report securities transactions activity, as applicable.  Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company, the Adviser nor any affiliates thereof, receive compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

MANAGEMENT OF THE FUND

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders.  The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and review performance.  The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below.

Mr. Jay R. Kemmerer (1)
Address & Date of Birth:	2240 Ridgewood Road, Wyomissing, PA 19610: Birth date: 3-8-1959 (50)
Position(s) Held with the Fund:	Director, President, Treasurer
Term of Office & Length of Time Served:	Indefinite. Since January, 2007.
Principal Occupation(s) During Past 5 Years:

President, Berkshire Advisors, Inc. Registered Investment Advisor – 2002 – present

President, Kemmerer & Co. Financial Planning – 1992 - Present

President, Jay R. Kemmerer d/b/a Berkshire Mortgage Company-Mortgage Broker Business 1998 – present

Number of Company Portfolios Overseen:	One
Other Directorships Held:	None

Mr. David D. Jones (2)
Address & Date of Birth:	395 Sawdust Road, # 2137, The Woodlands, TX 77380: Birth date: 9-18-1957 (52)
Position(s) Held with the Fund:	Director, Secretary, Chief Compliance Officer
Term of Office & Length of Time Served:	Indefinite. Since January, 2007.
Principal Occupation(s) During Past 5 Years:	Managing Member, Drake Compliance, LLC, a compliance consulting firm, since December, 2003. Founder and principal attorney, David Jones & Assoc., P.C., since January, 1998.
Number of Company Portfolios Overseen:	One
Other Directorships Held:	None

Mr. Michael Ricca
Address & Date of Birth:	11 Chillemi Ct., Berlin, NJ: Birth Date: 08/27/1962 (47)
Position(s) Held with the Fund:	Independent Director
Term of Office & Length of Time Served:	Indefinite. Mr. Ricca has served as an Independent Director of the Company since September, 2007
Principal Occupation(s) During Past 5 Years:	President, Cornerstone Property Group, LLC, 2002 – Present. Self-employed CPA, 1993 – 2002. MS in Taxation, Temple University- 1991. BS in Business Administration, Drexel University, 1985.
Number of Company Portfolios Overseen:	One
Other Directorships Held:	None

Mr. Nelson H. Long
Address & Date of Birth:	322 Oak Hill Lane, Wyomissing, PA 19610: Birth date: 07/05/1939 (69)
Position(s) Held with the Fund:	Independent Director
Term of Office & Length of Time Served:	Indefinite. Mr. Long has served as an Independent Director since February, 2007.
Principal Occupation(s) During Past 5 Years:	Treasurer, County of Berks, PA – 2000 – present BA, History & Political Science, Rutgers University- 1962 MBA, Accounting, Rutgers University- 1965
Number of Company Portfolios Overseen:	One
Other Directorships Held:	None

Mr. Raymond Melcher
Address & Date of Birth:	3400 Wyoming Drive N., Sinking Spring, PA 19608: Birth date: 1/7/1952 (58)
Position(s) Held with the Fund:	Independent Director, President
Term of Office & Length of Time Served:	Indefinite. Since March 2009.
Principal Occupation(s) During Past 5 Years:	Merger & Acquisition Consultant
Number of Company Portfolios Overseen:	One
Other Directorships Held:	None

(1)

Mr. Jay R. Kemmerer is considered an “interested person” because he is President and principal shareholder of Berkshire Advisors, Inc., investment adviser to the Fund, and serves as President and Treasurer of the Company.

(2)

Mr. Jones is considered an "interested person" because he serves as Secretary and Chief Compliance Officer to the Fund.

The Board met four times during the Fund's most recently completed fiscal year.  Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

The Fund pays Directors who are not interested persons of the Fund fees for each Board meeting and committee meeting attended, plus expense reimbursement.  As reflected above, certain of the Directors are officers and/or shareholders in various entities that provide services to the Fund and are therefore considered to be “interested persons” as defined in the 1940 Act.  Directors who are "interested persons" as defined under the 1940 Act receive no compensation from the Fund for their services as Directors.

Because of the Fund's small size, the Fund currently does not pay compensation to its directors.

Audit Committee

The Company has a standing Audit Committee.  The Audit Committee generally meets at least twice each year immediately before the regular meeting of the Board of Directors.  The functions of the Audit Committee are to meet with the Company's Independent Registered Public Accounting Firm to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the Independent Registered Public Accounting Firm with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of the Independent Registered Public Accounting Firm, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors.  The Audit Committee meets at least one time per year with the Company's Chief Compliance Officer and Chief Financial Officer. During its most recent fiscal year ended October 31, 2009 the Audit Committee met twice.  The current members of the Audit Committee are Michael Ricca and Nelson Long.

Shareholdings

As of February 28, 2010 the Directors owned the following ranges of Fund shares:

	Dollar Range of Equity Securities in Each Fund	Dollar Range of Equity Securities in all Funds
Interested Directors
Jay R. Kemmerer	$50,001 to $100,000	$50,0001to $100,000
David D. Jones, Esq.	NONE	NONE
Independent Directors
Nelson H. Long	$10,001 to $50,000	$10,001 to $50,000
Michael Ricca	$10,001 to $50,000	$10,001 to $50,000
Raymond Melcher	$10,001 to $50,000	$10,001 to $50,000

As of February 28, 2010, no Director owned in excess of 1% of the total outstanding shares of the Fund.

Sales Loads. The Funds do not currently charge the directors or officers of the Company, or the directors, officers or employees of Adviser, any front-end or contingent deferred sales charges on the sale of shares. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

CODE OF ETHICS

The Company, the Adviser, and Unified Financial Securities, Inc.. (the "Distributor"), the principal underwriter of the Company's shares, have each adopted a Code of Ethics (the "Code") as required by Rule 17j-1 of the 1940 Act, that permit investment personnel, subject to the particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on public file with, and are available from, the SEC's Public Reference Room in Washington, D.C.

PROXY VOTING POLICIES

The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders.  The Board of Directors has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund.  The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A to this SAI. Any material changes to these proxy voting policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available: (1) without charge, upon request by calling (866) 207-5175 and (2) on the SEC's website at http://www.sec.gov.

INVESTMENT MANAGEMENT SERVICES

Information on the fund's investment adviser, Berkshire Advisors, Inc. (the “Adviser”), is set forth in the prospectus. This section contains additional information concerning the Adviser and the investment advisory services provided to the Fund.

Berkshire Advisors, Inc. (the “Adviser"), 2240 Ridgewood Road, Wyomissing, Pennsylvania 19610, serves as investment adviser to the Fund. Prior to March 6, 2007, the Adviser served as sub-advisor to the Fund, a position it held since the Fund's inception.  Berkshire Advisors was formed in August 2002.  Berkshire Advisors is controlled by Jay R. Kemmerer.

For its services to the Fund, Berkshire receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of the Fund.

Berkshire has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00% for Class A shares However, in the event Berkshire does undertake such waivers and/or reimbursements, Berkshire may recover such waived fees and/or reimbursed expenses, at Berkshire's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.  This commitment to waive fees is voluntary and can be terminated at any time.

The investment advisory agreement with the Adviser will remain in effect from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund, and in either case by the vote of a majority of the directors who are not parties to the Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval.  In addition, the Agreement may be terminated by the Company or by the Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Agreement automatically terminates upon assignment.

For the fiscal years ended October 31, 2009, 2008, and 2007, the Fund paid $27,879, $40,928, $29,350, respectively, in advisory fees.

PORTFOLIO MANAGER

Jay R. Kemmerer is the portfolio manager of, and person primarily responsible for, the day-to-day management of the Fund. Mr. Kemmerer has been the lead portfolio manager responsible for the Fund's day-to-day investment activities since its inception in 2003.  Mr. Kemmerer does not currently serve as the portfolio manager for any other registered investment companies or any pooled investment vehicles. The table below presents information relating to the persons responsible for managing Fund assets, the number and types of other accounts managed by such persons, and how such persons are compensated for managing such accounts.  The information is current as of February 1, 2009.

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies $(mils)	Other Pooled Investment Vehicles $(mils)	Other Accounts $(mils)	Registered Investment Companies $(mils)	Other Pooled Investment Vehicles $(mils)	Other Accounts $(mils)
Jay R. Kemmerer	1 Acct. $ 2.7	N/A	20Accts- $ 3.0	N/A	N/A	N/A

Berkshire Advisors does not believe that any material conflicts exist between Mr. Kemmerer's portfolio management of the Fund and his management of the other private accounts.  Most of the private accounts are invested in other non-affiliated registered investment companies and not directly into securities.  The private accounts that have some direct securities investments generally do not purchase the same securities as the Fund.

For his services, Mr. Kemmerer does not currently receive any fixed annual salary or bonus.  As the majority owner of Berkshire Advisors, Mr. Kemmerer is entitled to receive distributions from Berkshire Advisors' net profits.  Mr. Kemmerer does not receive compensation that is based upon the Fund's or any private accounts' pre- or after-tax performance, or the value of the assets held by such entities.  Mr. Kemmerer does not receive any special or additional compensation from Berkshire Advisors for his services as portfolio manager to the Fund.

Mr. Kemmerer's shareholdings in the Fund as of February 28, 2010 are contained in the section discussing Fund Directors.

CAPITAL STOCK

The Company is authorized to issue 1 billion (1,000,000,000) shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 20,000,000 (20 million) shares to the Fund, and has further reclassified those shares as follows: 10,000,000 (10 million) shares for Class A shares and 10,000,000 (10 million) shares for Class C shares.

Shares have no pre-emptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion.  When issued for payment as described in the prospectus, shares will be fully paid and non-assessable.  Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.  In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.  Shares will be maintained in open accounts on the books of the transfer agent.  Each class of shares in the Fund (i.e., Class A, and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except, that each class will bear the expenses of any distribution and/or service plans applicable to such class.  For example, as described below, holders of Class A shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it.  In addition, each class may incur differing transfer agency fees and may have different sales charges.  Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors.  Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of his or her applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash.  The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account.  The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

The Board of Directors has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in such Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Company offers Class A shares charging a maximum front-end sales charge of 5.50%, and Class C shares charging a deferred sales charge if shares are redeemed within thirteen months of purchase.

SALE OF PORTFOLIO SHARES

The Company makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

The net asset value and public offering price per share of the Fund is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the Company does not accept purchase or redemption orders on these days.

Trading in securities owned by the Fund may take place in various foreign markets on days (such as Saturday) when the Company is not open for business and does not calculate the net asset value of the Fund.  Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Fund's net asset value is calculated will not be reflected in the Fund's net asset values unless the Adviser, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Fund's net asset value, in which case the affected securities would be valued in good faith, at fair value.

Determination of net asset value (and the public offering and redemption price of shares) of the Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted (c)  an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of the Fund's shareholders.

Computation of Offering Price - Class A Shares

A hypothetical illustration of the computation of the offering price per share, using the value of the Fund's net assets attributable to its Class A shares and the number of outstanding Class A shares at the close of business on October 31, 2009 and the Class A shares' maximum front-end sales charge of 5.50%, is as follows:

Net Assets	$ 3,187,114
Class A Shares Outstanding	359,690
Net Asset Value Per Share	$8.86
Sales Charge (5.50% of NAV Price)	($8.86/.945)
Public Offering Price	$9.38

DISTRIBUTOR AND DISTRIBUTION PLANS

Distributor

Unified Financial Securities, Inc. (the “UFSI”), 431 N. Pennsylvania Street, Indianapolis, IN, is the principal underwriter and exclusive agent for the Funds' shares, and has the right to select selling dealers to offer the shares to investors.  For its services as the principal underwriter to the Company, UFSDI is paid an annual fixed fee of $6,000 by the Company, and to retain the portion of the sales charge for Class A shares that is not re-allowed to selling brokers. UFSI may also receive certain compensation from the Fund's Rule 12b-1 Distribution Plan, as described more fully below.

Distribution Plans

The Board of Directors of the Company and stockholders of the Fund have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") for each share class which provides for payment by the Fund of expenses related to the distribution of Fund shares and shareholder services. Under the Class A (formerly No-Load) Plan, the Fund compensates the Distributor at a rate equal to an annual maximum of 0.25% of the net asset value of the Class A shares of the Fund.

The Plans have an initial term of one year and may be continued with respect to any Fund and applicable share class thereof for successive one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act) or any party to such Plan (collectively, the "disinterested directors"), at a meeting called for the purpose of voting on the Plans. The Plans may be terminated with respect to the Fund at any time, without penalty, by a vote of a majority of the Company's independent directors, or by vote of a majority of the outstanding voting securities of the Fund and/or share class.  The Plans terminate automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the 1940 Act.  Also, while the Plans remain in effect the nomination of the disinterested directors of the Company is committed to the discretion of such directors.

The Board of Directors believes there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Funds by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Fund.

For the fiscal years ended October 31, 2009, 2008, and 2007, the Fund incurred the following 12b-1 fees for its Class A shares.

2009	2008	2007
$6,969	$10,270	$9,314

TAX STATUS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.  Potential investors should consult their tax advisors with specific reference to their own tax situation.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").  In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

Provided the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of any Fund's "required distributions" over actual distributions in any calendar year.  Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss.  Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss.  These gains, referred to  under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

When the Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written.  The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices.  If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain.  If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without  regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.  If a call option which a Company has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by the Fund for the purchase of a put option is recorded in the Fund's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option.  For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized loss.  The current market value of a listed option  is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a capital loss for federal income tax purposes equal to the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes.  Such options held by the Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes.  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.  Certain options, futures contracts and options on futures contracts utilized by the Funds will be "Section 1256 contracts."  Any gains or losses on Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

Dividends eligible for designation under the dividends received deduction and paid by the Fund will qualify in part for the 70% dividends received deduction for corporations provided, that the Fund shares have been held for at least 45 days.

The Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

Shareholders may be subject to a 28% withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Company or if, to the Company's knowledge, the shareholder has furnished an incorrect number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund is made by the Adviser.  In placing purchase and sale orders for portfolio securities for the Funds, it is the Adviser's policy to seek the best execution of orders at the most favorable price.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker/dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided.  The Fund may pay more than the lowest available commission in return for brokerage and research services.  Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness.  The Adviser may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services.  In other words, the Fund's brokerage may be used to pay for a research service that is used in managing another client of the Adviser.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions.  In agency transactions, the Fund generally pays brokerage commissions.  In principal transactions, the Fund generally does not pay commissions.  However, the price paid for the security may include an undisclosed commission or "mark-up" or selling concessions.  The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities.  The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts.  Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price.  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other fund or private account managed by them for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block.  If an aggregated trade is not completely filled, then the Adviser typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size.  Exemptions are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the funds or accounts involved.

For the fiscal years or periods ended October 31, 2009, 2008, and 2007, the Fund paid brokerage commissions (including markups on principal transactions) as follows:

2009	2008	2007
$4,545	$5,420	$4,099

The Adviser may execute trades for the Fund with broker/dealers that are affiliated with the Fund and/or officers and directors of the Company. These affiliated broker/dealers would receive commissions from such trades and such commissions may be used as part of a compensation package to its employees who may also be affiliated with the Company. The Company has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

CUSTODIAN

Huntington National Bank (the "Custodian") serves as custodian for the Fund's assets. The Custodian's principal address is Huntington Center, Columbus, OH. The Custodian acts as the depository for the Funds, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

For the fiscal years or periods ended October 31, 2009, 2008, and 2007, the custodian received fees as follows:

2009	2008	2007
$5,839	$5,891	$4,535

ADMINISTRATOR AND TRANSFER AGENT

Mutual Shareholder Services, LLC, 8000 Towne Centre Drive, Broadview, OH  44147 (“MSS”), serves as the Fund's transfer, dividend paying, and shareholder servicing agent pursuant to a written agreement for such services dated February 1, 2007.

MSS, subject to the authority of the Board of Directors, provides transfer agency services pursuant to a written agreement with the Company.  MSS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

MSS also acts as Accounting Agent to the Company pursuant to a written agreement with the Company. MSS is responsible for:

      (a)   calculating the Fund's net asset value;

      (b)   preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the 1940 Act;

      (c)   preparing financial statements contained in reports to stockholders of the Company;

      (d)   preparing the Company's federal and state tax returns;

      (e)   preparing reports and filings with the SEC;

      (f)   preparing filings with state Blue Sky authorities; and

      (g)   maintaining the Company's financial accounts and records.

For its services to the Company, MSS is paid fees based on the following schedule:

Transfer Agency and Shareholder Servicing Fees

 $11.50 per year per account with a minimum monthly fee of $775.

Accounting Fees

Average Value of Fund Assets	Yearly Fee	Monthly Fee
$ 0 to $25,000,000	$21,000	$ 1,750
$25,000000 to $50,000,000	$ 30,500	$ 2,542
$50,000,000 to $75,000,000	$36,250	$ 3,021
$75,000,000 to $100,000,000	$42,000	$ 3,500
$100,000,000 to $125,000,000	$ 47,750	$ 3,979
$125,000,000 to $150,000,000	$53,500	$ 4,458
$150,000,000 and above	$59,250	$ 4,938

For the fiscal years or periods ended October 31, 2009, 2008, and 2007, the Fund paid transfer agent/administrative fees as follows:

2009	2008	2007
$15,105	$15,096	$22,346

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP serves as independent registered public accounting firm for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. BBD, LLP, is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table provides certain information as of February 1, 2010, with respect to those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of any class of shares of the Fund:

Name & Address of Shareholder	Share Class Owned	Number of Shares Owned	% Ownership of Fund Share Class
Charles Schwab & Co., Inc. San Francisco, CA	Class A	49505	12.25%
Anna G. Berkis 134 Shearer Road Sinking Springs, PA	Class A	42516	10.52%
John F. Lutz, II IRA 1060 Ritter Road Reading, PA	Class A	34644	8.57%

PERFORMANCE

From time to time the Fund may advertise its total return and yield. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of such Fund, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six- month period. A Fund may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Fund is based on standardized methods of computing performance mandated by SEC rules.  The "average annual total return (before taxes)" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of such Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The average annual total returns (after taxes on distributions) and average annual total returns (after taxes on distributions and redemptions) for the Fund for the one-year, five-years and ten-years periods (or the life of the Fund if shorter), are set forth in the prospectus.

As the following formula indicates, the average annual total return (before taxes) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

                 n

         P(1 + T)  = ERV

         Where

                P = a hypothetical initial payment of $1,000

                T = average annual total return

                n = number of years

              ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at

                    the end of the 1, 5 or 10 year periods (or fractional

                    portion thereof).

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long- term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

Comparisons and Advertisements. To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

                    Lehman Treasury Index;

                    Salomon Bros. Corporate Bond Index;

                    U.S. Treasury Bills;

                    Consumer Price Index;

                    S&P 500(R) Composite Index;

                    Lehman Brothers Intermediate Government/Credit Index

                    Dow Jones Industrial Average; and

                    Mutual Fund returns calculated by the CDA Technologies, Inc.

FINANCIAL STATEMENTS

The Fund's audited financial statements, related notes and the report of BBD, LLP for the fiscal year ended October 31, 2009 as set forth in the Fund's Annual Report to Shareholders dated October 31, 2009 are incorporated herein by reference. The financial statements and related notes have been incorporated herein in reliance upon such report given upon the  authority of such firm as experts in accounting and auditing.  No other parts of the Fund's Annual Report to Shareholders are incorporated herein. You may obtain a free copy of the Annual Report to Shareholders by contacting the Company at the address or telephone number appearing on the cover of this SAI.

APPENDIX 1

Proxy Voting Policy and Procedures

The Board of Directors of The Penn Street Fund, Inc. (the "Company") has adopted the following policy and procedures with respect to voting proxies relating to Fund securities held by the Company's investment portfolios ("Funds").

1.

Proxy Voting Policy

A.

The policy of the of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Penn Street Investment Advisors, Inc. (the "Advisor") as a part of the Advisor's general management of the Funds, subject to the Board's continuing oversight.

B.

The Advisor may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisors retained to provide investment advisory services to such Fund, if any (each a "Sub-Advisor"). If such responsibility is delegated to a Sub-Advisor, then the Sub-Advisor shall  assume the fiduciary duty and reporting responsibilities of the Advisor under these policy guidelines.

2.

Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company. The Advisor or Sub-Advisor, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

3.

Proxy Voting Procedures

A.

At least annually, the Advisor (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Advisor with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other  guidelines for voting proxies. In addition, the Advisor and each such Sub-Advisor shall notify the Board promptly of material changes to any of these documents.

B.

At least annually, the Advisor (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Advisor with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities of such Fund during the year. With respect to those proxies that the Advisor or a Sub-Advisor has identified as involving a conflict of interest, the Advisor or Sub-Advisor shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Advisor or Sub-Advisor or an affiliated person of the  Advisor or Sub-Advisor has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Advisor or Sub-Advisor incurs as investment advisor to the Fund, which may compromise the Advisor's or Sub-Advisor's independence of judgment and action in voting the proxy.

4.

Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

5.

Annual Filing of Proxy Voting Record

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. (1)

6.

Proxy Voting Disclosures

A.

The Company shall include in its Form N-1A registration statement:

1.

A description of this policy and of the policies and procedures used by the Advisor (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Advisor with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities(2); and

2.

A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's                  toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(3)

B.

The Company shall include in its Annual and Semi-Annual Reports to shareholders:

1.

A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number or through a specified Internet address, and on the SEC website.(4)

2.

A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.(5)

----------

(1)   The first annual report shall be for the year ended June 30, 2004.

(2)   This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(3)   This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(4)   This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(5)   This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

PART C

OTHER INFORMATION

Item 28.

-  Exhibits

(a)

Articles of Incorporation.

(1)

Form of Original Articles of Incorporation is incorporated herein by reference to Initial Registration Statement on Form N-1A as filed with the U. S. Securities and Exchange Commission (the "SEC") on July 28, 1995.

(2)

Form of Articles of Amendment & Restatement dated July 8, 2003 is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, as filed on March 1, 2004.

(3)

Form of Articles of Amendment dated November 19, 2003 is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, as filed on March 1, 2004.

(4)

Form of Articles Supplementary dated November 19, 2003 is incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, as filed on March 1, 2004.

(b)

By-Laws.

Form of the Company's By-Laws is incorporated herein by reference to Initial Registration Statement on Form N-1A as filed with the U. S. Securities and Exchange Commission (the "SEC") on July 28, 1995.

(c)

Instruments Defining Rights of Security Holders.-  Not Applicable.

(d)

Investment Advisory Contracts.

(1)

Form of  Investment Advisory Agreement between Registrant and Berkshire Advisors, Inc. ("the Adviser") dated April 26, 2007 was previously filed as an exhibit to registrant's definitive proxy, filed on April 12, 2007, and is incorporated herein by reference.

(e)

Underwriting Contracts.

(1)

Form of Distribution Agreement between Registrant and Unified Financial Securities, Inc. dated March 6, 2007,  was previously filed as an exhibit to registrant's post-effective amendment # 20 to its registration statement, on Form N-1A filed on April 12, 2007, and is incorporated herein by reference.

(f)

Bonus or Profit Sharing Contracts.-  Not Applicable.

(g)

Custodian Agreements.

(1)

Form of Custodian Agreement between the Registrant and Harleysville National Bank is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A as filed with the SEC on February 28, 1997.

(2)

Form of Custodian Agreement between the Registrant and Huntington National Bank is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A as filed with the SEC on February 29, 2009.

(h)

Other Material Contracts.

(1)

Form of Mutual Fund Services Agreements between Registrant and Mutual Shareholder Services, LLC were previously filed as an exhibit to registrant's post-effective amendment # 20 to its registration statement, filed on April 12, 2007, and is incorporated herein by reference.

(i)

Legal Opinion.

(1)

Opinion and Consent of David Jones & Assoc., P.C.,  was previously filed as an exhibit to registrant's post-effective amendment # 20 to its registration statement, filed on April 12, 2007, and is incorporated herein by reference.

(j)

Other Opinions.

(1)

Consent of BBD, LLP is filed herein as Exhibit 23J.

(k)

Omitted Financial Statements.-  Not Applicable.

(l)

Initial Capital Agreements.-  Not Applicable.

(m)

Rule 12b-1 Plan.

(1)

Plan of Distribution for Class A shares is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A as filed with  SEC on December 5, 2003.

(2)

Plan of Distribution for Class C shares is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A as filed with  SEC on December 5, 2003.

(n)

Rule 18f-3 Plan.

(1)

The Registrant's Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A as filed with  SEC on December 5, 2003.

(o)

Reserved.

(p)

Codes of Ethics.

(1)

The Code of Ethics for the Registrant and the Adviser is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A as filed with the SEC on February 18, 2004.

(2)

The Code of Ethics for Unified Financial Securities, Inc.  is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A as filed with the SEC on February 29, 2009.

Item 29.  Persons Controlled by or Under Common Control with Registrant

None.

Item 30.

  Indemnification

Section 1 of Article XI of the Registrant's By-Laws provides for indemnification, as set forth below.

With respect to the indemnification of the Officers and directors of Registrant:

(a)   The Corporation shall indemnify each Officer and director made party to a proceeding, by reason of service in such capacity, to the fullest extent, and in the manner provided under Section 2-418 of the Maryland General Corporation Law: (i) unless it is proved that the person seeking indemnification did not meet the standard of conduct set forth in subsection (b)(1) of such section; and (ii) provided, that the Corporation shall not indemnify any Officer or director for any liability to the Corporation or its security holders arising from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(b)   The provisions of clause (i) of paragraph (a) herein notwithstanding, the Corporation shall indemnify each Officer and director against reasonable expenses incurred in connection with the successful defense of any proceeding to which such Officer or director is a party by reason of service in such capacity.

(c)   The Corporation, in the manner and to the extent provided by applicable law, shall advance to each Officer and director who is made party to a proceeding by reason of service in such capacity the reasonable expenses incurred by such person in connection therewith.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Advisor

The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each the investment advisor, and each director, officer or partner of the investment advisor, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of the investment advisor's Form ADV listed opposite the investment advisor's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Berkshire Advisors, Inc.	801-61433

Item 32.  Principal Underwriters

(a)

Unified Financial Securities, Inc. ("UFSI") is underwriter and distributor for the Registrant's shares. As such, UFSI is obligated to offer shares of the Funds only upon orders received therefor. The Fund continuously offers shares. UFSI serves as underwriter or distributor for other investment companies.

(b)

The information required by this Item 27(b) with respect to each director, officer or partner of UFSI is incorporated herein by reference to Schedule A of Form BD, filed by UFSI with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 008-49626).

(c)

Not Applicable.

Item 33.  Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)

Berkshire Advisors, Inc. 2240 Ridgewood Road Wyomissing, PA 19610 (records relating to its function as investment adviser to the Fund).

(d)

Mutual Shareholder Services, LLC, 8000 Towne Centre Drive, Suite 400, Broadview OH  44147 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator, transfer agent and fund accounting agent to the Fund).

(e)

Huntington National Bank , Huntington Center, Columbus, OH  (records relating to its functions as custodian for the Fund).

(f)

Unified Financial Securities, Inc., 431 N. Pennsylvania Street, Indianapolis, IN (records relating to its function as principal underwriter to the Funds).

Item 34.  Management Services

All management-related service contracts are discussed in Parts A or B of this Form.

Item 35.

Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws, as each may be amended from time to time, in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant  has duly caused this Post-effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wyomissing, State of Pennsylvania on the 8th day of February, 2010.

THE PENN STREET FUND, INC.

 /s/ Jay R. Kemmerer

Jay R. Kemmerer

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Nelson H. Long* NELSON H. LONG Independent Director	February 8, 2010
/s/ Michael Ricca* MICHAEL RICCA Independent Director	February 8, 2010
/s/ David D. Jones* DAVID D. JONES Director	February 8, 2010
/s/ Raymond Melcher* RAYMOND MELCHER Independent Director	February 8, 2010
* By Jay R. Kemmerer pursuant to Limited Powers of Attorney

EXHIBIT INDEX

Exhibit 23J

Consent of BBD, LLP